Exhibit 99.1

Planet 13 Announces Q4 2024 Financial Results

●	Q4 2024 Revenue of $30.3 million
●	Q4 2024 Net loss of $26.4 million, which included a non-cash impairment loss of $18.9 million
●	Q4 2024 Adjusted EBITDA of $0 million

All results are reported in United States dollars ($) unless otherwise indicated.

Las Vegas, Nevada – March 26, 2025 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNH) (“Planet 13” or the “Company”), a leading vertically-integrated cannabis company, today announced its financial results for the three-month and twelve-month periods ended December 31, 2024. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“In 2024, despite industry-wide price compression, we remained disciplined in executing our key priorities—expanding our retail footprint, scaling operations, and strengthening our product portfolio and brand equity. These strategic moves position Planet 13 to navigate competitive pressures,” stated Larry Scheffler, Co-CEO of Planet 13.

“As we move into 2025, our focus is on maximizing productivity and efficiency across our footprint. We are taking decisive steps to enhance per-store performance, optimize retail and wholesale operations, and streamline corporate costs—all with a clear goal of strengthening margins and creating a more resilient, high-performing business," said Bob Groesbeck, Co-CEO of Planet 13.

Financial Highlights – Q4 – 2024

Operating Results

All comparisons below are to the quarter ended December 31, 2023, unless otherwise noted

●	Revenues were $30.3 million as compared to $23.0 million, an increase of 31.8%. The increase in revenue was driven by the addition of Florida.
●	Gross profit was $13.1 million or 43.2% as compared to $11.0 million or 47.8%. The decline in gross margin was driven by industry wide price compression and targeted discounting in Florida.
●	Operating expenses were $35.8 million, including $18.9 million in non-cash impairment loss as compared to $18.1 million, an increase of 97.5%
●	Net loss of $26.4 million, including $18.9 million in non-cash impairment loss as compared to a net loss of $14.3 million
●	Adjusted EBITDA of $0.0 million as compared to Adjusted EBITDA of $1.3 million. Adjusted EBITDA margin was lower due to lower gross margin performance.

Financial Highlights – Full Year 2024

Operating Results

All comparisons below are to the full year ended December 31, 2023, unless otherwise noted

●	Revenues were $116.4 million as compared to $98.5 million, an increase of 18.2%. The increase in revenue was driven by the addition of Florida.
●

Gross profit was $56.1 million or 48.2% as compared to $44.8 million or 45.5%. Gross margin increased due to the addition of higher margin revenue from Florida, that more than offset the impact of price compression for the full year.

●	Total expenses were $82.6 million as compared to $95.2 million, a decrease of 13.3%. This included a one-time, non-cash $21.3 million impairment. Excluding impairment, total expenses were $61.3 million.
●	Net loss of $47.8 million as compared to a net loss of $73.6 million.
●	Adjusted EBITDA of $3.5 million as compared to Adjusted EBITDA of $2.4 million, an increase of 49.2%.

Balance Sheet

All comparisons below are to December 31, 2023, unless otherwise noted

●	Cash of $25.4 million as compared to $17.3 million
●	Total assets of $206.7 million as compared to $151.7 million
●	Total liabilities of $94.0 million as compared to $44.1 million

Q4 Highlights and Recent Developments

For a more comprehensive overview of these highlights and recent developments, please refer to Planet 13's Management's Discussion and Analysis of the Financial Condition and Results of Operations for the Three and Twelve Months Ended December 31, 2024 (the “MD&A”).

●	On October 15, 2024, Planet 13 announced opening its dispensary in Port Orange, Florida.
●	On December 18, 2024, Planet 13 announced its dispensary in Gulf Breeze, in the Pensacola Metropolitan Area of Florida.
●	On December 26, 2024, Planet 13 opened its dispensary in Panama City, Florida.
●	On March 3, 2025, Planet 13 announced a significant recovery of funds related to El Capitan.

Results of Operations (Summary)

The following table sets forth consolidated statements of financial information for the three-month and full-year periods ended December 31, 2024 and December 31, 2023.

(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2024	2023	change	2024	2023	change
Total Revenue	$30.3	$23.0	31.8%	$116.4	$98.5	18.2%
Gross Profit	$13.1	$11.0	19.2%	$56.1	$44.8	25.2%
Gross Profit %	43.2%	47.8%	-9.6%	48.2%	45.5%	5.9%
Operating Expenses	$35.8	$18.1	97.5%	$82.6	$95.2	-13.3%
Operating Expenses %	118%	79%		70.9%	96.7%	-26.6%
Net Loss Before Provision for Income Taxes	$(25.1)	$(10.3)	144.4%	$(35.6)	$(62.1)	-42.6%
Net Loss	$(26.4)	$(14.3)	85.4%	$(47.8)	$(73.6)	-35.1%
Adjusted EBITDA	$(0.0)	$1.3	-100.4%	$3.5	$2.4	49.2%
Adjusted EBITDA Margin %	0.0%	5.6%		3.0%	2.4%

The Company's Annual Report on Form 10-K for the year ended December 31, 2024, is available on the SEC's website at www.sec.gov or at https://investors.planet13.com/overview/default.aspx. The Company's Management Discussion and Analysis for the year and the accompanying financial statements and notes are available under the Company's profile on SEDAR+ and on its website at https://investors.planet13.com/overview/default.aspx

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Planet 13 will host a conference call on March 26, 2025 at 5:00 p.m. ET to discuss its fourth quarter and full year financial results and provide investors with key business highlights, strategy and outlook. The call will be chaired by Bob Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: March 26, 2025 | Time: 5:00 p.m. ET

Call Registration Link: https://pinconnect.conferenceconsole.com/PINConf?cb0c4e6a-f291-4fa4-858a-98834141ab84

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies. These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization, and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2024	2023	change	2024	2023	change

Net Loss	$(26.4)	$(14.3)	85.4%	$(47.8)	$(73.6)	-35.1%
Add impact of:
Interest expense	$(0.0)	$(0.1)	-72.5%	$0.3	$(0.2)	-270.2%
Provision for income taxes	$1.3	$4.0	-67.3%	$12.2	$11.5	5.7%
Depreciation and amortization	$2.3	$2.0	15.5%	$8.9	$8.2	8.3%
Depreciation included in cost of goods sold	$1.3	$1.0	32.4%	$3.3	$2.4	35.2%
EBITDA	$(21.6)	$(7.5)	189.6%	$(23.1)	$(51.7)	-55.2%
Impairment of goodwill and other intangibles	$18.9	$7.2		$21.3	$46.8
Change in fair value of warrants	$-	$-	0.0%	$-	$(0.0)	-100.0%
Professional fees expensed related to M&A activities	$0.8	$0.2	244.7%	$1.2	$2.6	-54.8%
Professional fees expensed related to SEC Domestic Issuer Form 10 filing and U.S Domestication from British Columbia to Nevada	$-	$-	0.0%	$-	$0.3	-100.0%
Expenses related to El Capitan Matter	$0.6	$-	0.0%	$2.6	$-	0.0%
Loss related to discontinued Planet 13 Florida Inc operations	$-	$-	0.0%	$1.5	$1.8	-18.6%
Share-based compensation and related premiums	$1.3	$1.3	0.0%	$0.2	$2.5	-92.8%
Adjusted EBITDA	$(0.0)	$1.3	-100.4%	$3.5	$2.4	49.2%

About Planet 13

Planet 13 (https://planet13.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations across its locations in California, Nevada, Illinois, and Florida. Home to the nation's largest dispensary, located just off The Strip in Las Vegas, Planet 13 continues to expand its footprint with the recent debut of its first consumption lounge in Las Vegas, DAZED!, the opening of its first Illinois dispensary in Waukegan, bringing unparalleled cannabis experiences to the Chicago metro area. Planet 13 operates 30 dispensaries across Florida, a key market in its expansive footprint, bringing its total to 34 locations nationwide. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and innovative cannabis products. Licensed cannabis activity is legal in the states Planet 13 operates in but remains illegal under U.S. federal law. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and are quoted on the OTCQX under the symbol PLNH. To learn more, visit planet13.com and follow Planet 13 on X @ShopPlanet13 and on Instagram @planet13official_.

Cautionary Note Regarding Forward-Looking Information

This news release contains forward-looking information and forward-looking statements within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are often, but not always, identified by phrases such “plans”, “expects”, “proposed”, “may”, “could”, “would”, “intends”, “anticipates”, or “believes”, or variations of such words and phrases. In this news release, forward-looking statements relate to the Company’s fourth quarter 2024 financial performance and expectations for future financial performance. Such forward-looking statements reflect what management of the Company believes, or believed at the time, to be reasonable assumptions and accordingly readers are cautioned not to place undue reliance upon such forward-looking statements and that actual results may vary from such forward-looking statements. These assumptions, risks and uncertainties which may cause actual results to differ include, among others, those assumptions, risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024 and any of the Company’s subsequent periodic reports filed with the U.S. Securities and Exchange Commission at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Forward-looking statements contained herein are made only as to the date of this press release and we assume no obligation to update or revise any forward-looking statements should they change, except as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations
mark.kuindersma@loderockadvisors.com

Bob Groesbeck and Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Balance Sheets

(In United States Dollars)

	December 31,	December 31,
	2024	2023
ASSETS
Current Assets:
Cash	$23,384,493	$11,831,008
Restricted Cash	2,050,584	5,450,584
Accounts Receivable	1,473,156	1,195,927
Inventory	22,821,994	15,760,648
Asset held for sale	-	9,000,000
Prepaid Expenses and Other Current Assets	4,568,816	4,072,820

Total Current Assets	54,299,043	47,310,987

Property, Plant and Equipment	63,511,423	67,551,697
Intangible Assets and Goodwill	48,763,931	15,253,797
Right of Use Assets - Operating	38,229,399	20,054,369
Long-term Deposits and Other Assets	1,033,758	869,853
Deferred Tax Asset	896,525	706,038

TOTAL ASSETS	$206,734,079	$151,746,741

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Current:
Accounts Payable	$7,421,921	$2,850,922
Accrued Expenses	7,285,415	6,097,641
Income Taxes Payable	139,480	4,782,538
Notes Payable - Current Portion	8,681,684	884,000
Operating Lease Liabilities	1,818,588	674,594

Total Current Liabilities	25,347,088	15,289,695

Long-Term Liabilities:
Operating Lease Liabilities	46,448,666	25,271,706
Other Long-term Liabilities	1,220,722	33,000
Uncertain Tax Positions	19,321,475	-
Deferred Tax Liability	1,682,207	3,511,559

Total Liabilities	94,020,158	44,105,960

Shareholders' Equity
Common Stock, no par value, 1,500,000,000 shares authorized, 325,163,800 issued and outstanding at December 31, 2024 and 223,317,270 at December 31, 2023	-	-
Preferred Stock, no par value, 50,000,000 shares authorized, 0 issued and outstanding at December 31, 2024 and 0 at December 31, 2023	-	-
Additional Paid-In Capital	368,821,339	315,951,343
Deficit	(256,107,418)	(208,310,562)
Total Shareholders' Equity	112,713,921	107,640,781

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$206,734,079	$151,746,741

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Statements of Operations and Comprehensive Loss

(In United States Dollars, except share amounts)

	December 31,
	2024	2023

Revenues, net of discounts	$116,408,966	$98,505,170
Cost of Goods Sold	(60,298,520)	(53,682,026)
Gross Profit	56,110,446	44,823,144

Expenses:
General and Administrative	51,171,892	42,421,172
Sales and Marketing	5,805,721	5,368,473
Lease Expense	4,511,997	3,105,996
Impairment loss	21,275,942	46,846,866
Depreciation and Amortization	8,860,921	8,180,465

Total Expenses	91,626,473	105,922,972

Loss From Operations	(35,516,027)	(61,099,828)

Other Income (Expense):
Interest income (expense), net	(333,082)	195,722
Foreign exchange gain (loss)	(14,942)	3,653
Change in fair value of warrant liability	-	18,127
Provision for stolen funds	-	(2,000,000)
Other Income, net	257,438	807,023

Total Other Income (Expense)	(90,586)	(975,475)

Loss Before Provision for Income Taxes	(35,606,613)	(62,075,303)

Provision For Income Taxes
Current Tax expense	(14,210,082)	(9,868,881)
Deferred Tax recovery (expense)	2,019,839	(1,664,574)
	(12,190,243)	(11,533,455)

Net Loss and Comprehensive Loss	$(47,796,856)	$(73,608,758)

Loss per Share
Basic and diluted loss per share	$(0.16)	$(0.33)

Weighted Average Number of Shares of Common Stock
Basic and diluted	292,166,589	221,964,287

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Statements of Cash Flows

(In United States Dollars)

	December 31, 2024	December 31, 2023
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(47,796,856)	$(73,608,758)
Adjustments for items not involving cash:
Share based compensation	180,308	2,520,407
Non-cash lease expense	2,047,680	4,974,644
Depreciation	13,414,690	12,147,052
Change in fair value of warrant liability	-	(18,127)
Deferred tax recovery	(1,829,352)	2,024,355
Lease incentive amortization	(109,109)	(109,902)
Loss on impairment of fixed assets	11,885,063	-
Loss on impairment of ROU assets	3,239,536	-
Loss on impairment of intangible assets	6,151,343	46,846,866
Loss on disposal of intangible assets	762,091	-
Loss on disposal of property and equipment	78,563	180,177
Finders shares issued in VidaCann acquisition	750,000	-
Shares issued for SDC settlement	-	728,700
	(11,226,043)	(4,314,586)

Net Changes in Non-cash Working Capital Items	17,469,125	(3,589,711)
Repayment of lease liabilities	(1,032,183)	(4,141,221)
Total Operating	5,210,899	(12,045,518)

FINANCING ACTIVITIES

Taxes paid in lieu of share issuance - RSUs	(45,833)	(267,529)
Proceeds from public share issuance, net of share issuance costs	9,862,207	-
Net Cash From VidaCann Acquisition	911,715	-
VidaCann Acquisition-Cash Component	(4,000,000)	-
Total Financing	6,728,089	(267,529)

INVESTING ACTIVITIES

Purchase of property, plant and equipment	(12,044,412)	(8,393,593)
Proceeds from sale of fixed assets	21,000	64,878
Purchase of licenses	-	(866,250)
Proceeds from sale of licenses	8,237,909	-
Total Investing	(3,785,503)	(9,194,965)

NET CHANGE IN CASH DURING THE YEAR	8,153,485	(21,508,012)

CASH AND RESTRICTED CASH
Beginning of Year	17,281,592	38,789,604

End of Year	$25,435,077	$17,281,592